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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 333-58643



                        SUPPLEMENT TO THE PROSPECTUS OF
                     MORGAN STANLEY DEAN WITTER VALUE FUND
                            DATED NOVEMBER 30, 2000


     The third paragraph under the section "FUND MANAGEMENT" in the Prospectus is replaced in its entirety by the following paragraph:


   Richard M. Behler is currently the primary portfolio manager of the Fund (since the Fund's inception). Mr. Behler is a Principal of the Sub-Advisor and has been managing portfolios for the Sub-Advisor for over five years. In addition, a group of three individuals, Steven Epstein, Brian Kramp and Eric Scharpf, render assistance to the primary portfolio manager by providing financial and market analysis and idea generation with respect to securities. Mr. Epstein is a Principal of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1996; prior thereto he attended the Wharton School of the University of Pennsylvania (1994-1996), receiving an MBA. Mr. Kramp is a Principal of the Sub-Advisor and has been affiliated with the Sub-Advisor since 1997; prior to that he was an analyst/portfolio manager with Meridian Investment Company (1984-1997). Mr. Scharpf is a Vice President of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1997; prior thereto he attended the Wharton School of the University of Pennsylvania (1995-1997), receiving an MBA.




January 2, 2001